Exhibit 99.1

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EarthLink Overview

Company History


Building Consumer ISP
Heavy sales and marketing spend
Running consumer ISP for cash flow
>20% annual revenue declines
Acquired several companies
Business services became ~80% of revenues
Stemmed revenue decline from ~20% down to 7%
Driving improved cash flow
Narrowing focus
Working to de-leverage balance sheet
1994 - 2007
2010 - 2014

Company operates in four distinct customer product categories: Consumer, Small Business, Carrier/Transport (Wholesale), and Managed Services

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©2015 EarthLink. All rights reserved.

EarthLink®

2014 Achievements Improved Financial Performance Improved Operating Performance Defined Clear Strategy Implemented Business Unit Organization Model

EarthLink Businesses Manage for cash Pursue growth and strategic alternatives Right-size and manage for cash Customer Base Operating Strategy Invest in growth products Consumer Small Business Carrier / Transport Managed Services Individuals & families Telco providers & large enterprises Small, often single location businesses Distributed multi-location companies

Market Opportunity

Market Opportunity

EarthLink is an established leader in MPLS networks.


7% CAGR
41% CAGR
Market size ($ billions)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Pre-2010, shift from packet switched technology to MPLS
MPLS growth rate declines over time as market matures
IPSec/SDN proliferation
2010
2014
2018
MPLS
IPSec/SDN

Source: Gartner Dataquest June 2002 ATM Networks Market Size and Forecast, 2000-2006
Plexxi SDN market sizing report June 2013

As technology advances drive to a more software-based future, EarthLink is positioning itself to take advantage of the growth opportunity.

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©2015 EarthLink. All rights reserved.

EarthLink Advantage Source: December 2013 Marketing Workshop A&U Study; n=500 IT Decision makers, nationally representative sample A brand study of IT professionals shows EarthLink has among the highest brand recognition among our competitors. We are investing more in the brand to build awareness in the managed network services space. EarthLink Brand Competitors Legacy Telcos Cloud Providers

Recent Sales Highlights

Catalina RESTAURANT GROUP — CARROWS, COCO'S

Business Need
Security, compliance, backup

EarthLink Solution
MPLS Network, PCI, Disaster Recovery for 155 locations

GOLD'S GYM

Business Need
Security, compliance, improved customer experience

EarthLink Solution
MPLS Network, PCI, Guest WiFi for 157 nationwide locations

Harman Management Corporation

(KFC's first and largest franchisee)

Business Need
PCI & Router Compliance

EarthLink Solution
Renewal of 260-location MPLS Network, PCI

MICHAEL KORS

Business Need
Reliable, secure MPLS solution connecting warehouse and distribution facilities

EarthLink Solution
MPLS network, including primary and secondary, leveraging EarthLink interconnection with six other providers beautybrands.

Business Need
New networking partner with proven record serving retail customers

EarthLink Solution
Blended access MPLS network for 58 locations with Hosted Voice, Hosted Network Security, WiFi and PCI applications

GENESCO

Business Need
More flexibility in their existing network to support multiple VLANs

EarthLink Solution
Upgrade to 1,400 existing routers enabling solutions for Point of Sale, Wi-Fi, Digital Media and other retail applications

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©2015 EarthLink. All rights reserved.

EarthLink

Financial Trends

Q4 2014 Operating & Financial Results

$ Millions		Q4 '13		Q3 '14		Q4 '14		Var to Q3 '14
Total Revenue	$	**301.8**	$	**297.7**	$	**284.5**	$	**(13.2)**
Business Revenue		235.7		237.0		225.7		(11.3)
Consumer Revenue		66.1		60.7		58.8		(1.9)
Cost of Revenue		150.2		135.7		131.7		(4.0)
Total Gross Margin	$	**151.7**	$	**162.1**	$	**152.8**	$	**(9.3)**
Gross Margin %		*50%*		*54%*		*54%*		*0%*
Business Gross Margin		108.4		123.3		114.7		(8.5)
Business Gross Margin %		*46%*		*52%*		*51%*		*-1%*
Consumer Gross Margin		43.2		38.8		38.1		(0.7)
Consumer Gross Margin %		*65%*		*64%*		*65%*		*1%*
Selling, G&A Expenses		105.6		105.9		102.0		(4.0)
Adjusted EBITDA(1)	$	**50.1**	$	**59.0**	$	**53.2**	$	**(5.8)**
Net Income/(Loss)	$	**(279.9)**	$	**(2.0)**	$	**(22.5)**	$	**(20.5)**
Shares Outstanding(2)		102		102		102		0
Earnings Per Share	$	(2.75)	$	(0.02)	$	(0.22)	$	(0.20)
Capital Expenditures		34.0		24.9		28.6		3.7
Unlevered Free Cash Flow(1)		16.2		34.1		24.6		(9.5)
Adjusted EBITDA Margin %(1)		*17%*		*20%*		*19%*		

Revenue

- Q4 '14 and Q3 '14 include favorable settlements of $4M and $7M, respectively

Gross Margin

- Compared to Q4 '13, gross margin expanded on an absolute and percentage basis

Unlevered Free Cash Flow

- Strong Adjusted EBITDA results combined with lower capital expenditures
- ~$8M more Unlevered Free Cash Flow than Q4 '13

(1) Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures.
(2) Fully Diluted Weighted Average Shares

EarthLink®

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Notes: Revenue component amounts sourced from billing data. Managed network and cloud services revenue for 2014 includes full year of CenterBeam Revenue Components $ in Millions Q4 2013 Q3 2014 Q4 2014 Q4 ’14 vs. Q4 ’13 Notes Consumer $66 $61 $59 -11% Consumer revenue declined 11% during 2014 Carrier/Transport (Wholesale) $37 $43 $37 0% FY 2014 Wholesale revenue increased 2% FY 2014 included $10 M in settlements CLEC $153 $144 $138 -10% FY 2014 CLEC revenues decreased 10% Managed Network and Cloud Services $46 $51 $51 11% FY 2014 growth rate was 19% Total Business Retail (CLEC plus Managed Network and Cloud Services) $199 $194 $189 -5% Total Business Retail revenue declined 4% FY 2014 Total Company $302 $298 $285 -6%

Cash Flow Strong Unlevered Free Cash Flow driven by Adjusted EBITDA and Capex improvements Capex of $29 million for the quarter, and $103 million for FY 2014, lowest annual capex since 2011 Adjusted EBITDA and Unlevered Free Cash Flow are a Non-GAAP measures. See appendix for additional information on non-GAAP measures Adj. EBITDA, Cap. Exp., and Unlevered Free Cash Flow(1) $ Millions Q4 '14 Beginning Cash & Cash Equivalents 130 $ Adjusted EBITDA (1) 53 Capital Expenditures (29) Integration & Restructuring (3) Bond Coupons (25) Dividends (5) Other/Changes in Net Working Capital 13 Ending Cash & Cash Equivalents 134 $

Balance Sheet Highlights We maintain a healthy balance sheet Gross leverage remained below 3x during Q4 We continue to maintain net leverage well below 3x We have access to a $135M revolving credit facility that remains undrawn Excludes capital leases Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q4 '14 EarthLink Cash 134 $ 8 7/8% Senior Notes due 2019 300 7 3/8% Senior Secured Notes due 2020 300 $135 M Credit Facility - Undrawn - Total Debt (1) 600 Net Debt 466 $ 2014 Adjusted EBITDA (2) 213 $ Total Debt/Adj. EBITDA (2) 2.8x Net Debt/Adj. EBITDA (2) 2.2x

2015 Agenda Starting from a Position of Strength Stabilized financial and operating performance Improving balance sheet, recognized leadership, valuable assets, significant tax assets Focus Relentlessly pursue strategy for each business unit Productivity Drive more profit from our revenue and more return on our investment Position for Growth Build on strength in Managed Services with refined sales motion and new products Plan to Optimize Balance Sheet Consider divestiture of dark fiber as potential first step Drive Operational Excellence Strive to be best in class

Appendix

Executive & Financial Leadership



Joseph F. Eazor
President and
Chief Executive Officer

- Joined EarthLink in January 2014
- Served as Executive Vice President, Global Accounts and OEM at EMC Corporation, where he managed the company's Global Accounts to help customers maximize the benefits of EMC's technologies and services
- Joined EMC in 2010 from McKinsey & Co., where he was a senior partner focusing on large technology companies and consulted with EMC, a McKinsey client
- Prior to that, head of HP Enterprise Services, a $25 billion division with 130,000 employees worldwide. He joined HP in 2008, when the company acquired the leading services provider EDS, where he led acquisition negotiations and integration with HP over the subsequent two years
- For 15 years before the merger, served in key strategic and executive roles with EDS, A.T. Kearney, and in the oil and gas industry



Brad Ferguson
Executive Vice President and
Chief Financial Officer

- Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer
- Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring
- CPA; previously member of the audit practice at Arthur Andersen LLP

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©2015 EarthLink. All rights reserved.

EarthLink®

2015 Full Year Guidance 2014 Results FY 2015 Guidance Notes Low End High End $ Millions Revenue $1,177 $1,045 $1,065 Consumer (expect 12% - 15% decline) Pricing activity that created benefit in 2014 will be smaller in 2015 Carrier/Transport (expect 13% - 15% decline) Expect less settlement benefit in 2015 Low-margin usage continues to decline Business Retail (expect 8% - 10% decline) More focus on Managed Services sales Reduced selling activity to small business base Elimination of low-margin non-core products Adjusted EBITDA(1) $213 $195 $210 Continuing focus on productivity and margin improvements Net Loss $(73) $(75) $(65) Includes amortization, depreciation, restructuring and other costs Capital Expenditures $103 $90 $100 Continuing aggressive management of capital spending Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

EarthLink Customers Financial Services Retail Other Gov. Health-care

Network Map

Consumer Business Has a Long Tail Consumer Churn Rate 3-Month Moving Average Consumer Revenue Loss Consumer mix continues to migrate toward longer tenures Churn has fallen as a result and we expect further improvement In Q2 ‘14 we took pricing actions that resulted in an expected narrow increase in churn, but also an improvement in the revenue trend Consumer revenue decline trends continue to improve $(20) $(18) $(15) $(13) $(10) $(8) $(5) $(3) $- Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Millions

Significant Tax Assets We have tax assets that will save approximately $200 million of cash taxes Illustrative – if taxable income averaged ~$50 million annually ~$600M Federal NOLs – Legacy ELNK & Deltacom $32M Net State NOLs One Comm purchase treated as asset acquisition – Able to deduct Dep/Amort Currently paying low single digit millions of dollars Assuming $50M taxable income average, we expect to shield cash taxes well into 2020s(1)

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted EBITDA Margin are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted EBITDA Margin are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted EBITDA Margin should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP.

2015 Guidance Non GAAP Reconciliation Year Ending December 31, 2015 Net Loss ($75) - ($65) Interest expense and other, net 56 Income tax expense/(benefit) 1 - 2 Depreciation and amortization 189 - 192 Stock-based compensation expense 14 Restructuring, acquisition and integration-related costs 10 - 11 Adjusted EBITDA $195 - $210 EarthLink Holdings Corp. Reconciliation of Adjusted EBITDA to Net Income (in millions)

Historical Non GAAP Reconciliations December 31, March 31, June 30, September 30, December 31, 2013 2014 2014 2014 2014 Net loss (279,873) $ (26,470) $ (21,838) $ (1,952) $ (22,492) $ Interest expense and other, net 13,972 13,956 14,082 13,970 14,253 Income tax provision (benefit) 251,260 363 374 (4,329) (1,152) Depreciation and amortization 48,800 46,855 45,615 46,716 47,686 Stock-based compensation expense 4,057 4,943 2,335 2,930 2,392 Impairment of goodwill and long-lived assets - 5,334 5,437 589 2,974 Restructuring, acquisition and integration-related costs 11,562 4,977 4,908 1,108 9,095 (Gain) loss from discontinued operations, net of tax 339 (55) (6) - 442 Adjusted EBITDA 50,117 $ 49,903 $ 50,907 $ 59,032 $ 53,198 $ Total Revenue 301,839 $ 297,320 $ 297,358 $ 297,745 $ 284,472 $ Adjusted EBITDA Margin 17% 17% 17% 20% 19% EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) Three Months Ended

Additional Non GAAP Reconciliations

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Loss to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Net loss	$ (279,873)	$ (26,470)	$ (21,838)	$ (1,952)	$ (22,492)
Interest expense and other, net	13,972	13,956	14,082	13,970	14,253
Income tax provision (benefit)	251,260	363	374	(4,329)	(1,152)
Depreciation and amortization	48,800	46,855	45,615	46,716	47,686
Stock-based compensation expense	4,057	4,943	2,335	2,930	2,392
Impairment of goodwill and long-lived assets	-	5,334	5,437	589	2,974
Restructuring, acquisition and integration-related costs	11,562	4,977	4,908	1,108	9,095
(Gain) loss from discontinued operations, net of tax	339	(55)	(6)	-	442
Purchases of property and equipment	(33,967)	(23,384)	(25,965)	(24,890)	(28,624)
Unlevered Free Cash Flow	$ 16,150	$ 26,519	$ 24,942	$ 34,142	$ 24,574

EARTHLINK HOLDINGS CORP
Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Net cash provided by operating activities	$ 40,726	$ 21,306	$ 17,969	$ 62,063	$ 38,657
Income tax provision (benefit)	251,260	363	374	(4,329)	(1,152)
Non-cash income taxes	(253,076)	(210)	(242)	4,391	(4,530)
Interest expense and other, net	13,972	13,956	14,082	13,970	14,253
Amortization of debt discount, premium and issuance cost:	(1,017)	(1,016)	(1,022)	(1,029)	(1,037)
Restructuring, acquisition and integration-related costs	11,562	4,977	4,908	1,108	9,095
Changes in operating assets and liabilities	(13,612)	10,437	14,732	(16,918)	(2,578)
Purchases of property and equipment	(33,967)	(23,384)	(25,965)	(24,890)	(28,624)
Other, net	302	90	106	(224)	490
Unlevered Free Cash Flow	$ 16,150	$ 26,519	$ 24,942	$ 34,142	$ 24,574
Net cash used in investing activities	(33,967)	(23,384)	(25,379)	(25,390)	(28,624)
Net cash used in financing activities	(6,026)	(6,045)	(2,651)	(5,513)	(5,512)

EarthLink®

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Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that failure to achieve operating efficiencies would adversely affect our results of operations and cash flows; (4) that we may have to undertake further restructuring plans that would require additional charges; (5) that is we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations(7) that we may be unable to successfully make or integrate acquisitions, which could adversely affect our results of operations; (8) that we face significant competition in the communications and managed services industry that could reduce our profitability; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (13) that we may experience reductions in switched access and reciprocal compensation revenue; (14) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (15) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (16) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that potential regulation of Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2013.

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